UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2007

Berliner Communications, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-28579 (Commission File Number)	75-2233445 (IRS Employer Identification No.)
20 Bushes Lane Elmwood Park, New Jersey (Address of Principal Executive Offices)	07407 (Zip Code)

Registrant's telephone number, including area code: (201) 791-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Berliner Communications, Inc. (“Berliner”) is filing this Amendment No. 1 to Current Report on Form 8-K to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 20, 2007 (the “Prior 8-K”).

Item 2.01. Completion of Acquisition or Disposition of Assets.

On April 16, 2007, our wholly-owned subsidiary BCI Communications, Inc. (“BCI”) entered into an Asset Purchase Agreement with Radian Communication Services, Inc., a Delaware corporation (“Radian”) to purchase certain of the U.S. assets and operations of Radian and assume certain liabilities of Radian (hereinafter referred to as the “Wireless Operations of Radian”).

On April 20, 2007, Berliner filed the Prior 8-K to report, among other things, the purchase of the U.S. Wireless Operations of Radian, as more thoroughly described therein. At the time of the filing of the Prior 8-K, certain financial statements were not available and, accordingly, were not filed with the Prior 8-K as permitted by Item 9.01. Berliner is filing this Amendment to the Prior 8-K to include those financial statements and the pro forma financial information required to be filed under Item 9.01.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The following financial statements of the Wireless Operations of Radian Communication Services, Inc. are filed herewith. The financial statements are included in this report as Exhibit 99.1 hereto, which follow the signature page of this report:

Exhibit 99.1 - Audited Combined Financial Statements of the Wireless Operations of Radian Communication Services, Inc. as of December 31, 2006 and 2005, and for the two-year period ended December 31, 2006.

(b) Pro Forma financial information

The following financial statements of Berliner Communications, Inc. are filed herewith. The financial statements are included in this report as Exhibit 99.2 hereto, which follow the signature page of this report:

Exhibit 99.2 - Unaudited Pro Forma Condensed Combined Balance Sheets as of March 31, 2007; Unaudited Pro forma Condensed Combined Statements of Operations for the year ended June 30, 2006 and for the nine months ended March 31, 2007.

(c) Shell company transactions

Not applicable.

(d) Exhibits

99.1
Report of the Independent Registered Public Accounting Firm, Combined Financial Statements of the Wireless Operations of Radian Communication Services, Inc. as of December 31, 2006 and 2005 and for the two-year period ended December 31, 2006.

99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Berliner Communications, Inc. as of March 31, 2007, for the year ended June 30, 2006, and for the nine months ended March 31, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERLINER COMMUNICATIONS, INC.

Date: June 29, 2007	By:	/s/ RICH BERLINER
Name: Rich Berliner
Title: Chief Executive Officer